                                                                     EXHIBIT 4.1

                        ITURAN LOCATION AND CONTROL LTD.

                                                             SEE REVERSE FOR
INCORPORATED UNDER THE LAWS                                  CERTAIN DEFINITIONS
OF THE STATE OF ISRAEL
                                                             CUSIP M6158M 10 4

                         COUNTERSIGNED AND REGISTERED:

                              AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                         BY

                                                              AUTHORIZED OFFICER

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This Certifies that

is the record holder of
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     FULLY PAID AND NONASSESSABLE ORDINARY SHARES, NIS 0.33 1/3 PAR VALUE, OF

                        ITURAN LOCATION AND CONTROL LTD.

transferable on the books of the Company by the holder hereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. The Stock evidenced by this Certificate is not an account of an insurable type and is not insured by the Federal Deposit Insurance
Corporation.

Witness the facsimile signatures of the Company's duly authorized officers.

Dated

            SIGNATURE TO COME                             SIGNATURE TO COME

            CO-CHIEF EXECUTIVE OFFICER                     DIRECTOR

SECURITY COLUMBIAN UNITED STATES BANKNOTE COMPANY 1960

                        ITURAN LOCATION AND CONTROL LTD.

The Company is authorized to issue more than one class of shares, including a class of Preferred Shares which may be issued in one or more series. The Company will furnish to any shareholder upon written request and without charge, a full statement of designations, preferences, limitations or relative rights of the shares of each class authorized to be issued and, as to Preferred Shares, the variations in the relative rights and preferences between the shares of each series so far as the same have been fixed and determined and the authority to fix and determine the relative rights and preferences of subsequent series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM         -- as tenants in common      UNIF GIFT MIN ACT --    __________ Custodian  _________
TEN ENT         -- as tenants by the                                   (Cust)                (Minor)
                   entireties
JT TEN          -- as joint tenants with                             under Uniform Gifts to Minors
                   right of
                   survivorship and not as                           Act __________________________
                   tenants in common
                                                                                   (State)
                                             UNIF TRF MIN ACT --     ____________ Custodian (until age _______)
                                                                      (Cust)
                                                                     _________________ under Uniform Transfers
                                                                      (Minor)
                                                                     to Minors Act ____________________________
                                                                                       (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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_________________________________________________________________________ Shares
of the ordinary shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated __________________________________________

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                            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                    CHANGE WHATEVER.

Signature(s) Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED MEDALLION SIGNATURE GUARANTEE
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.